UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2023

Aon plc

(Exact name of registrant as specified in its charter)

Ireland	1-7933	98-1539969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Metropolitan Building, James Joyce Street Dublin 1, Ireland		D01 K0Y8
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +353 1 266 6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 4.00% Senior Notes due 2023	AON23	New York Stock Exchange
Guarantees of Aon plc’s 3.50% Senior Notes due 2024	AON24	New York Stock Exchange
Guarantees of Aon plc’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.85% Senior Notes due 2027	AON27	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.05% Senior Notes due 2031	AON31	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.60% Senior Notes due 2031	AON31A	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.00% Senior Notes due 2032	AON32	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.35% Senior Notes due 2033	AON33	New York Stock Exchange
Guarantees of Aon plc’s 4.25% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.45% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.60% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.75% Senior Notes due 2045	AON45	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.90% Senior Notes due 2051	AON51	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 3.90% Senior Notes due 2052	AON52	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 19, 2023, Aon plc (“Parent”), Aon Corporation (“Aon US”), Aon Global Holdings plc (“AGH”), Aon Global Limited (“AGL”) and Aon North America, Inc. (“ANA”) entered into a Credit Agreement (the “Revolving Credit Agreement”) with Citibank, N.A. (“Citibank”), as administrative agent, the lenders party thereto (collectively, the “Revolving Lenders”), Morgan Stanley Senior Funding, Inc. and HSBC Bank USA, National Association, as syndication agents, and Citibank, Morgan Stanley Senior Funding, Inc. and HSBC Securities (USA) Inc., as joint lead arrangers and joint bookrunners, pursuant to which, subject to the conditions set forth in the Revolving Credit Agreement, the Revolving Lenders committed to provide a $1,000,000,000 unsecured revolving credit facility. The Revolving Credit Agreement replaces the $750,000,000 revolving credit facility of Parent, Aon US, AGH, and AGL dated as of October 19, 2017, which was scheduled to mature on October 19, 2024.

Borrowings under the Revolving Credit Agreement may be made by Parent, Aon US, AGH, AGL or any other subsidiary designated as a borrower in U.S. dollars, pounds sterling or euros. Borrowings (i) in U.S. dollars will bear interest, at the borrower’s option, at an adjusted term SOFR rate or an alternate base rate, in each case, plus an applicable margin, (ii) in euros will bear interest at the eurocurrency rate plus an applicable margin and (iii) in pounds sterling will bear interest at SONIA plus an applicable margin, in each case, as set forth in the Revolving Credit Agreement. A facility fee owed on the aggregate commitments under the Revolving Credit Agreement is also based on the public debt rating of Parent’s long-term senior unsecured debt and may change in connection with a change to Parent’s debt ratings.

The Revolving Credit Agreement has a maturity date of October 19, 2028, subject to optional one-year extensions, and contains covenants with respect to the ratio of consolidated adjusted EBITDA to consolidated interest expense (which may not be less than 4.0 to 1.0) and the ratio of consolidated funded debt to consolidated adjusted EBITDA (which may not be more than 3.25 to 1.00, subject to certain exceptions), as well as other customary covenants, undertakings and events of default.

Parent and its subsidiaries have other commercial relationships with the Revolving Lenders, lead arrangers and syndication agents or their affiliates. In addition, Parent and certain of its affiliates have performed, and may perform, various insurance brokerage and consulting services for the Revolving Lenders, lead arrangers and syndication agents or their affiliates.

The foregoing summary is qualified in its entirety by reference to the Revolving Credit Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Also on October 19, 2023, Parent, Aon US, Aon UK Limited (“AUKL”), AGH, AGL, ANA, Citibank, in its capacity as administrative agent, and the other parties thereto entered into Amendment No. 2 to the Credit Agreement (the “Amendment”) with respect to the Credit Agreement, dated September 28, 2021 (as amended by that certain Amendment No. 1 to the Credit Agreement, dated as of May 3, 2023, and as further amended, supplemented or otherwise modified through the date hereof, including pursuant to the Amendment, the “2021 Revolving Credit Agreement”).

The Amendment amends the 2021 Revolving Credit Agreement to, among other things, (i) extend the Facility Termination Date (as defined in the 2021 Revolving Credit Agreement) from September 28, 2026 to September 28, 2027, (ii) modify pricing in the manner set forth in the Amendment and (iii) make certain other conforming changes to align with the terms of the Revolving Credit Agreement.

Parent and its subsidiaries have other commercial relationships with the 2021 Revolving Credit Agreement lenders, lead arrangers and bookrunners, the syndication agent and their respective affiliates. In addition, Parent and certain of its affiliates have performed, and may perform, various insurance brokerage and consulting services for the 2021 Revolving Credit Agreement lenders, lead arrangers and bookrunners, the syndication agent and/or their respective affiliates.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with entering into the Revolving Credit Agreement, effective October 19, 2023, Parent, Aon US, AGH, and AGL terminated their $750,000,000 revolving credit facility dated as of October 19, 2017, which agreement was described in Item 1.01 of Parent’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 20, 2017, and which description is incorporated herein by reference (the “Prior Revolving Credit Agreement”). The Prior Revolving Credit Agreement was scheduled to mature on October 19, 2024.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K regarding the entry into the Revolving Credit Agreement is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Credit Agreement dated as of October 19, 2023, among Aon plc, Aon Corporation, Aon Global Holdings plc, Aon Global Limited and Aon North America, Inc., Citibank, N.A., as administrative agent, and the lenders party thereto.

10.2	Amendment No. 2 to the Credit Agreement, dated as of October 19, 2023, among Aon plc, Aon Corporation, Aon Global Holdings plc, Aon Global Limited, Aon UK Limited and Aon North America, Inc., Citibank, N.A., as administrative agent and the lenders party thereto.

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2023	AON PLC

	By:	/s/ Darren Zeidel
Darren Zeidel
Executive Vice President, General Counsel & Company Secretary